UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 12, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9009                 13-3094658
----------------------------           ----------               ------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
              ----------------------------------------------------
              (Address of principal executive offices and zip code)


                                  (908)272-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


        On November 12, 2004, the registrant reported its results of operations for the three and nine month periods ended September 25, 2004. Copies of the press release and a revised press release issued by the registrant in this connection are furnished herewith as Exhibits 99.1 and 99.2 to this report.

The information in this Current Report on Form 8-K and the Exhibits attached hereto is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


        (c)    Exhibits

               Exhibit 99.1 Press Release dated November 12, 2004.

               Exhibit 99.2 Corrected Press Release dated November 12, 2004.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 12, 2004                     TOFUTTI BRANDS INC.
                                              (Registrant)



                                            By: /s/Steven Kass
                                                --------------
                                                Steven Kass
                                                Chief Financial Officer